Exhibit 99.3

FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT OF $2,450 HAS BEEN

PAID OR WILL BE PAID DIRECTLY TO THE FLORIDA DEPARTMENT OF

REVENUE. CERTIFICATE OF REGISTRATION NO. 38-0477375-16-01.

TAX I.D. NO.

REVOLVING NOTE

$15,000,000	Detroit, Michigan
June , 2007

On or before August 1, 2010 (herein called the “Maturity Date”), FOR VALUE RECEIVED, the undersigned, (i) Dreams, Inc. a Utah corporation, registered in Florida as a foreign corporation under the name Dreams of Utah, Inc. and dba Dreams, Inc. (individually “Dreams”, and as authorized agent for each of the other Borrowers “Authorized Agent”), (ii) Dreams Franchise Corporation, a California corporation (“Franchise”), (iii) Dreams Entertainment Inc., a Utah corporation (“Entertainment”), (iv) Dreams Products, Inc., a Utah corporation, Inc. (“Products”), (v) Dreams Retail Corporation, a Florida corporation (“Retail”), (vi) Dreams/Pro Sports, Inc., a Florida corporation (“Pro Sports”), (vii) Fansedge Corporation, a Delaware corporation (“Fansedge”), (viii) The Greene Organization, Inc., a Florida corporation (“Greene”), (ix) The Sports Collectibles & Auction Borrower, Inc., a Florida corporation (“Collectibles”), (x) Dreams Unique, Inc., a Florida corporation (“Unique”), (xi) StarsLive365, LLC, a Nevada limited liability corporation (“StarsLive”), and (xii) 365 Las Vegas, L.P., a Nevada limited partnership (“Las Vegas” and collectively with Dreams, Franchise, Entertainment, Products, Retail, Pro Sports, Fansedge, Greene, Collectibles, Unique, StarsLive and Las Vegas, referred to herein as the “Borrowers” and individually, a “Borrower”), , promise to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called “Bank”), in lawful currency of the United States of America, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much of said sum as has been advanced and is then outstanding under this Note, together with interest thereon as hereinafter set forth.

This Note is a note under which Advances, repayments and re-Advances may be made from time to time, subject to the terms and conditions of this Note and the Loan Agreement; provided, however, in no event shall Bank be obligated to make any Advances or re-Advances hereunder (notwithstanding anything expressed or implied herein or elsewhere to the contrary) in the event that any Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing or exist.

Each of the Advances made hereunder shall bear interest at the Eurodollar-based Rate or the Prime-based Rate, or combinations thereof, as elected by Borrowers or as otherwise determined under this Note.

Accrued and unpaid interest on the unpaid balance of each outstanding Prime-based Advance shall be payable monthly, in arrears, commencing on July 1, 2007, and on the first Business Day of each succeeding month thereafter, until maturity (whether as stated herein, by acceleration, or otherwise). Interest accruing at the Prime-based Rate shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Applicable Interest Rate as a result of any change in the Prime-based Rate on the date of each such change in the Prime-based Rate.

Accrued and unpaid interest on each Eurodollar-based Advance shall be payable on the last day of the Interest Period applicable thereto (unless sooner accelerated in accordance with the terms of this Note); provided, however, if such Interest Period. Interest accruing at the Eurodollar-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto but not including the last day thereof.

From and after the occurrence of any Default hereunder, and so long as any such Default remains unremedied or uncured thereafter, the Indebtedness outstanding under this Note shall bear interest at a per annum rate of three percent (3%) above the otherwise Applicable Interest Rate, which interest shall be payable upon demand.

The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if any, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrowers of their obligations to repay Bank all amounts payable by Borrowers to Bank under or pursuant to this Note, when due in accordance with the terms hereof.

Borrowers may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance as the same type of Advance, upon the delivery to Bank of a Request for Advance executed by an authorized officer of Agent, subject to the following:

(a)	no Default, and no condition or event which, with the giving of notice or the running of time, or both, would constitute a Default, shall have occurred and be continuing or exist under this Note;

(b)	each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit “A”;

(c)	each such Request for Advance shall be delivered to Bank by 11:00 a.m. (Detroit, Michigan time) three (3) Business Days prior to the proposed date of Advance in the case of Eurodollar-based Advances, and by 11:00 a.m. (Detroit, Michigan time) on the proposed date of Advance in the case of Prime-based Advances;

(d)	the principal amount of each Eurodollar-based Advance shall be at least Two Million Dollars ($2,000,000) and may be in greater amounts in One Million Dollar ($1,000,000) increments;

(e)	the proposed date of any refunding of any outstanding Eurodollar-based Advance as another Eurodollar-based Advance or the conversion of any outstanding Eurodollar-based Advance to a Prime-based Advance shall only be on the last day of the Interest Period applicable to such outstanding Eurodollar-based Advance; and

(f)	a Request for Advance, once delivered to Bank by Agent, shall not be revocable by Borrowers; provided, however, as aforesaid, Bank shall not be obligated to make any Advance under this Note.

If, as to any outstanding Eurodollar-based Advance, Bank shall not receive a timely Request for Advance in accordance with the foregoing requesting the refunding of such Advance as a Eurodollar-based Advance, the principal amount of such Advance which is not then repaid shall be automatically converted to a Prime-based Advance on the last day of the Interest Period applicable thereto, subject in all respects to the terms and conditions of this Note. The foregoing shall not in any way whatsoever limit or otherwise affect any of Bank’s rights or remedies under this Note upon the occurrence of any Default hereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default.

Borrowers may prepay all or part of the outstanding balance of any Prime-based Advance under this Note at any time. Borrowers may prepay all or part of any Eurodollar-based Advance on the last day of the Interest Period applicable thereto, provided that the aggregate balance of Eurodollar-based Advances outstanding after such prepayment shall be at least Two Million Dollars ($2,000,000), and the unpaid portion of such Eurodollar-based Advance which is then refunded or converted shall be subject to the limitations set forth in this Note. Any prepayment made in accordance with this paragraph shall be without premium or penalty. Any other prepayment shall be otherwise restricted by and subject to the terms of this Note.

Subject to the definition of an “Interest Period” hereunder, in the event that any payment under this Note becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Note.

All payments to be made by Borrowers to Bank under or pursuant to this Note shall be in immediately available funds, without setoff or counterclaim, and in the event that any payments submitted hereunder are in funds not available until collected, said payments shall continue to bear interest until collected. Borrowers hereby authorize Bank to charge any account of Borrowers, or any of them, with Bank for all sums due hereunder when due in accordance with the terms hereof.

If Borrowers makes any payment of principal with respect to any Eurodollar-based Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Borrowers fail to borrow any Eurodollar-based Advance after notice has been given by Borrowers to Bank in accordance with the terms of this Note requesting such Advance, or if Borrowers fail to make any payment of principal or interest in respect of a Eurodollar-based Advance when due, Borrowers shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Borrowers to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Eurodollar-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Eurodollar-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrowers, Bank shall deliver to Borrowers or Agent a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

For any Eurodollar-based Advance, if Bank shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such Eurodollar Lending Office.

If, with respect to any Interest Period, Bank determines that, (a) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for such Interest Period, or (b) if the rate of interest referred to in the definition of “Eurodollar-based Rate” upon the basis of which the rate of interest for a Eurodollar-based Advance is to be determined does not accurately or fairly cover or reflect the cost to Bank of making or maintaining a Eurodollar-based Advance hereunder, then Bank shall forthwith give notice thereof to the Borrowers or Agent. Thereafter, until Bank notifies Agent or Borrowers that such conditions or circumstances no longer exist, the right of Borrowers to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended.

If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to make or maintain any Advance with interest at the Eurodollar-based Rate, Bank shall forthwith give notice thereof to Agent or Borrowers. Thereafter, (a) until Bank notifies Borrowers that such conditions or circumstances no longer exist, the right of Borrowers to request a Eurodollar-based Advance and to convert an Advance to or refund an Advance as a Eurodollar-based Advance shall be suspended, and thereafter, Borrowers may select only the Prime-based Rate as the Applicable Interest Rate hereunder, and (b) if Bank may not lawfully continue to maintain an outstanding Advance to the end of the then current Interest Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period with respect to such outstanding Advance.

If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

(a)	shall subject Bank (or its Eurodollar Lending Office) to any tax, duty or other charge with respect to this Note or any Advance hereunder or shall change the basis of taxation of payments to Bank (or its Eurodollar Lending Office) of the principal of or interest on any Advance or any other amounts due under this Note in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its Eurodollar Lending Office imposed by the jurisdiction in which Bank’s principal executive office or Eurodollar Lending Office is located); or

(b)	shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its Eurodollar Lending Office) or shall impose on Bank (or its Eurodollar Lending Office) or the foreign exchange and interbank markets any other condition affecting any Advance under this Note;

and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Note by an amount deemed by the Bank to be material, then Borrowers shall pay to Bank, within ten (10) Business Days of Borrowers’ receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrowers, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error in computation.

In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the making or maintaining any Advances hereunder, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the making or maintaining of such Advances hereunder to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrowers shall pay to Bank, within ten (10) Business Days of Borrowers’ receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of the Bank hereunder or to the making or maintaining any Advances hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank and submitted by Bank to Borrowers, shall be conclusive and binding for all purposes absent manifest error in computation.

This Note and any other indebtedness and liabilities of any kind of Borrowers, or any of them, to Bank, and any and all modifications, renewals or extensions thereof, whether joint or several, contingent or absolute, direct or indirect, now existing or later arising, and however evidenced (collectively the “Indebtedness”), are secured by and Bank is granted a security interest in all items at any time deposited in any account of Borrowers, or any of them, with Bank and by all proceeds of these items (cash or otherwise), all account balances of Borrowers, or any of them, from time to time with Bank, by all property of Borrowers, or any of them, from time to time in the possession of Bank, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by Borrowers, or any of them, or others to or for the benefit of Bank (collectively the “Collateral”).

If (a) Borrowers, or any of them, or any guarantor under a guaranty of all or part of the Indebtedness (“guarantor”) fail(s) to pay this Note, or any part thereof, or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) Borrowers, or any of them, or any guarantor fail(s) to comply with any of the terms or provisions of any agreement between Borrowers, or any of them, or any guarantor and Bank; or (c) any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, or any of them, or any guarantor shall be, or shall prove to have been, materially false or materially misleading when made, given, or furnished; (d) there is any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral; r any other judicial process upon or in respect of any Collateral; or (e) there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) there is the sale or other disposition by Borrowers, or any of them, or any guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrowers, or any of them, or any guarantor (and if such proceeding is involuntary, continuance thereof for more than 30 days); or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrowers, or any of them, or any guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrowers, or any of them, or any guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrowers, or any of them, or any guarantor; (g) if there is any failure by Borrowers, or any of them, or any guarantor to pay, when due, any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (h) Bank deems the margin of Collateral insufficient or deems itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or (i) an event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness; or (j) any judgment(s) for the payment of money shall be rendered against the Borrowers or any of them in excess of $50,000 in the aggregate and such judgment(s) shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) consecutive days from the date of entry and such judgment(s) is (are) not covered by insurance from a solvent insurer who is defending such action without reservation of rights; or (k) if Dreams shall fail, for any reason whatsoever, to own and control, directly or indirectly, 100% of the equity interests in any of the other Borrowers (other than Las Vegas) or Dreams shall fail, for any reason whatsoever, to own and control, directly or indirectly, at least 70% of the equity interest in Las Vegas; or (l) the occurrence of any “reportable event”, as defined in ERISA, which (i) is determined to constitute grounds for (A) termination by the PBGC of any pension plan of any Borrower or (B) the appointment by the appropriate United States District Court of a trustee to administer such plan and (ii) is reasonably likely to result in a Material Adverse Effect (as defined in the Loan Agreement), and (iii) such reportable event is not corrected and such determination is not revoked within thirty (30) days after (A) notice thereof has been given to the plan administrator or any Debtor; or (B) the institution of proceedings by the PBGC to terminate any such pension plan or to appoint a trustee to administer such plan; or (C) the appointment of a trustee by the appropriate United States District Court to administer any such pension plan; then Bank, upon the occurrence and at any time during the continuance or existence of any of these conditions or events (each a “Default”), may at its option and without prior notice to Borrowers, declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by Bank to Borrowers, or any of them,, and exercise any one or more of the rights and remedies granted to Bank by any agreement with Borrowers, or any of them, given to it under applicable law, or otherwise.

Borrowers waive presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agrees that no extension or indulgence to Borrowers, or any of them, or release, substitution or nonenforcement of any security, or release or substitution of any guarantor or any other party, whether with or without notice, shall affect the obligations of Borrowers, or any of them. Borrowers waive all defenses or right to discharge available under Section 3-605 of the Uniform Commercial Code and waives all other suretyship defenses or right to discharge. Borrowers agree that Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with such right, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which the Bank now or later has relating to Borrowers, or any of them, and the Indebtedness.

Borrowers agree to reimburse Bank, or any other holder or owner of this Note, for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys’ fees, whether inside or outside counsel is used, whether or not suit is instituted, and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or the Indebtedness or incurred in any other matter or proceeding relating to this Note or the Indebtedness.

Borrowers acknowledge and agree that there are no contrary agreements, oral or written, establishing a term of this Note and agrees that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by a duly authorized officer of Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

This Note shall bind Borrowers and Borrowers’ respective successors and assigns.

For the purposes of this Note, the following terms have the following meanings:

“Advance” means a borrowing requested by Borrowers and made by Bank under this Note, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a Eurodollar-based Advance and a Prime-based Advance.

“Applicable Interest Rate” means the Eurodollar-based Rate or the Prime-based Rate, as selected by Borrowers from time to time or as otherwise determined in accordance with the terms and conditions of this Note.

“Business Day” means any day, other than a Saturday, Sunday or holiday, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan and Fort Lauderdale, Florida.

“Eurodollar-based Advance” means an Advance which bears interest at the Eurodollar-based Rate.

“Eurodollar-based Rate” means a per annum interest rate which is equal to the sum of one and one half percent (1.5%), plus the quotient of:

(a)	the per annum interest rate at which Bank’s Eurodollar Lending Office offers deposits to prime banks in the eurodollar market in an amount comparable to the relevant Eurodollar-based Advance and for a period equal to the relevant Interest Period at or about 11:00 a.m. (Detroit, Michigan time) (or as soon thereafter as practical) one (1) Business Day prior to the first day of such Interest Period;

divided by

(b)

a percentage equal to 100% minus the maximum rate during such Interest Period at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the

Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

“Eurodollar Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its Eurodollar Lending Office by notice to Borrowers.

“Interest Period” means a period of one month, commencing on the day a Eurodollar-based Advance is made, provided that:

(a)	any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the Interest Period shall end on the next preceding Business Day, and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month, and

(b)	no Interest Period shall extend beyond the Maturity Date.

“Loan Agreement” shall man that certain Letter Agreement dated June     , 2007 among Borrowers and Bank, as may be amended, restated, supplemented or replaced from time to time.

“Prime-based Advance” shall mean an Advance which bears interest at the Prime-based Rate.

“Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

“Prime-based Rate” shall mean a per annum interest rate which is equal to the greater of (i) the Prime Rate minus three quarters of one percent (.75%); or (ii) the rate of interest equal to the sum of (a) one percent (1%) and (b) the rate of interest equal to the average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers (the “Overnight Rates”), as published by the Federal Reserve Bank of New York, or, if the overnight Rates are not so published for any day, the average of the quotations for the Overnight Rates received by Bank from three (3) Federal funds brokers of recognized standing selected by Bank, as the same may be changed from time to time.

“Request for Advance” means a Request for Advance issued by Borrowers on behalf of Borrowers under this Note in the form annexed to this Note as Exhibit “A”.

Borrowers agree to make all payments to Bank of any and all amounts due and owing by Borrowers to Bank hereunder, including, without limitation, the payment of principal and interest on any Advance, on the date provided for such payment, in United

States Dollars in immediately available funds, at the office of Bank located at Comerica Tower at Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, or such other address as Bank may notify Borrowers in writing.

No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank under this Agreement are cumulative and not exclusive of any right or remedies which Bank would otherwise have, whether by other instruments or by law.

The obligations of the Borrowers under this Note are the joint and several obligations of the Borrowers.

BORROWERS AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS HEREUNDER.

DREAMS, INC., on its own behalf as Authorized Agent for and on behalf of all other Borrowers:

DREAMS FRANCHISE CORPORATION,

DREAMS ENTERTAINMENT, INC.

DREAMS PRODUCTS, INC.

DREAMS RETAIL CORPORATION

DREAMS/PRO SPORTS, INC.

FANSEDGE CORPORATION

THE GREENE ORGANIZATION, INC.

THE SPORTS COLLECTIBLES & AUCTION

COMPANY, INC.

DREAMS UNIQUE, INC.

STARSLIVE365, LLC

365 LAS VEGAS, L.P.

By:

Its:

EXHIBIT “A”

REQUEST FOR ADVANCE

The undersigned hereby requests COMERICA BANK (“Bank”) to make a(an)                                     * Advance to the undersigned on                     , 20    , in the amount of                                                   Dollars ($            ) under the Revolving Note dated as of                     , 2007, issued by the undersigned to said Bank in the face amount of Fifteen Million Dollars ($15,000,000) (herein called “Note”). The Interest Period for the requested Advance, if applicable, shall be one month. The last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is                     , 20    .

The undersigned certifies that no Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default, has occurred and is continuing under the Note, and none will exist upon the making of the Advance requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof, the undersigned will pay such excess amount on demand.

The undersigned hereby authorizes said Bank to disburse the proceeds of this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding, in which case it shall refund or convert that portion stated above of the existing outstandings under the Note.

[continued on next page]

*	insert, as applicable, “Prime-based” or “Eurodollar-based”.

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Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Note.

Dated this              day of                     , 20    .

DREAMS, INC., on its own behalf as Authorized Agent for and on behalf of all other Borrowers:

DREAMS FRANCHISE CORPORATION,

DREAMS ENTERTAINMENT, INC.

DREAMS PRODUCTS, INC.

DREAMS RETAIL CORPORATION

DREAMS/PRO SPORTS, INC.

FANSEDGE CORPORATION

THE GREENE ORGANIZATION, INC

THE SPORTS COLLECTIBLES & AUCTION COMPANY, INC.

DREAMS UNIQUE, INC.

STARSLIVE365, LLC

365 LAS VEGAS, L.P.

By:

Its:

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